Capital disclosures	12 Months Ended
Dec. 31, 2021
Capital Disclosures [Abstract]
Capital disclosures
25. Capital disclosures
The Company’s objective in managing capital is to ensure sufficient liquidity to pursue its organic growth strategy and undertake selective acquisitions, while maintaining a strong credit profile and a capital structure that maintains total leverage ratio within the limits set in the Company’s credit facilities. The capital management objectives remain the same as the prior year.
The Company’s capital is composed of net debt and shareholders’ equity. Net debt consists of interest-bearing debt less cash. The Company’s use of capital is to finance working capital requirements, capital expenditures and business acquisitions. The Company funds those requirements out of its internally generated cash flows and funds drawn from its long-term credit facilities.
The primary measure used by the Company to monitor its financial leverage is its total leverage ratio, defined as the ratio of consolidated net debt outstanding, calculated as long-term debt less unrestricted cash, to consolidated adjusted EBITDA, calculated in accordance with the terms of the agreement. Under its first lien credit facilities (note 12), the Company must maintain a total leverage ratio of less than or equal to 7.50 : 1.00 on December 31, 2021. As at December 31, 2021, the Company was in compliance with this requirement.
In order to maintain or adjust its capital structure, the Company may issue or repay loans and borrowings, issue shares, repurchase shares or undertake other activities as deemed appropriate in specific circumstances.
The Company does not currently pay dividends. Currently, the Company’s general policy on dividends is to retain cash to finance future growth.